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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                    FORM 8-K
                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported) February 23, 2001
                                                       --------------------





                        FIRST COMMUNITY BANCSHARES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


         NEVADA                         0-19297                 55-0694814
      -------------             ------------------------     ----------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer of
      Incorporation)                                        Identification No.)


                  P.O. BOX 989, BLUEFIELD, VIRGINIA 26406-0989
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (540) 326-9000
                                                          ----------------





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          (Former name or former address, if changed since last report)




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Item 5. Other Events

See news release attached to this report as Exhibit 99.1.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 23, 2001


                                        FIRST COMMUNITY BANKSHARES, INC.

                                        BY: /s/ Kenneth P. Mulkey
                                           -------------------------------
                                           KENNETH P. MULKEY,
                                           ACTING CHIEF FINANCIAL OFFICER




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                                  EXHIBIT INDEX


Exhibit No.                                                  Page No.

   99.1      News Release                                       3